Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1 OF PAGES 3
2. AMENDMENT/MODIFICATION NO. P00032	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR-BARDA02 ASPR-BARDA 330 Independence Ave., SW, Rm G640 Washington DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR *(No., Street, county, State and ZIP Code)*	(X)	
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303 3500 N MARTIN LUTHER KING JR BLVD LANSING MI 489062933		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201200004I
CODE 1410445 / FACILITY CODE		10B. DATED *(SEE ITEM 13)* 06/15/2012

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____1____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to terminate the contract for convenience of the Government.
On the effective date of this modification the contract is modified to:
1. Reduce the Base Period of Performance end from 09/30/2022 to 11/01/2021 and associated
CLIN 0002 Facility Design, Construction, Validation Activities & Pandemic Influenza Vaccine Surge Capacity and CLIN 0003 RAXI are hereby terminated.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*	16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*)
Adam Havey EVP, COO	Jeffrey R. Schmidt

15B. CONTRACTOR/OFFEROR /s/ Adam Havey (Signature of person authorized to sign) 15C. DATE SIGNED Nov 1, 2021 16B. UNITED STATES OF AMERICA /s/ Jeffrey R. Schmidt (Signature of Contracting Officer) 16C. DATE SIGNED Nov 1, 2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSD200201792634C/P000032 PAGE 2 OF 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) 2. Reduce Option Period IX Period of Performance end from 06/14/2022 to 11/01/2021 and associated CLINs 0035, 0036, 0037, and 0038 are hereby terminated. 3. Reduce the overall Contract Period of Performance including all unexercised Option Periods and associated CLINs from 06/14/2027 to 11/01/2021. The Government and Contractor agree to the following: 1. Termination Settlement and Amount of Contractor's Release: -CLIN 0001 Pandemic Influenza Plan claimed amount - $[**]. - Contractor's conversion to the new indirect rate provisional of 2021 resulted in a credit balance of $[**] to the Government, which to date was utilized to offset billing under SubCLIN 0002.4. - Contractor shall submit a consolidated voucher using SF 1034 within [**] after the effective date of the Termination for Convenience Modification. All amounts due Contractor have been invoiced or will be invoiced no later than [**] and payment will be made by Government no later than [**]. 2. Amounts outstanding at completion and are not billable as a result of this termination notice: - subCLINs 2.3 - 2.7 - $[**] - subCLIN 3.3 Commercial Items cGMP runs - $[**]. - subCLIN 3.4 FDA licensure - $[**]. - subCLIN 3.5 - $[**] As a result, the USG cost share obligation of $163,161,989 is reduced by $22,670,000 to a new value of $140,491,988.30. 3. Contractor's Due Diligence: - Emergent will comply with appropriate requirements under authority under FAR 49.104 Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSD200201792634C/P000032 PAGE 3 OF 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) Duties of Prime Contractor after Receipt of Notice of Termination, as instructed by the Termination Contracting Officer (TCO). Period of Performance: 06/15/2012 to 11/01/2021 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110